____________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  November 17, 1997





                       MORGAN STANLEY ABS CAPITAL II INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



   Delaware                           333-26581          Not Yet Available
-------------------------------      ------------       ------------------
(State or Other Jurisdiction          (Commission        (I.R.S. Employer
     of Incorporation)                File Number)       Identification No.)


1585 Broadway
New York, New York                                            10036
-------------------                                           ----------
(Address of Principal                                        (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (212) 761-1817
                                                     ---------------
---------------------------------------------------------------------
(Former Name or Former Address if Changed Since Last Report)

----------------------------------------------------------------------------




Item 5.  Other Events
         ------------

Filing of Monthly Reports.
--------------------------


     Reference is made to BankBoston Recreational Vehicle Asset Backed Trust 1997-1 (the "Trust") and to the Notes and Certificates issued thereby (the "Securities"). Attached hereto are copies of certain monthly reports to the holders of the Securities which were derived from the monthly information compiled and submitted by the Servicer of the Trust.

Item 7.   Financial Statement and Exhibits
          --------------------------------


Exhibit  1:     Monthly  Distribution  Statement   to  the  Noteholders   and
Certificateholders for November 17, 1997 Payment Date.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANKBOSTON RECREATIONAL VEHICLE
                                   ASSET BACKED TRUST 1997-1


                                   BY: Morgan Stanley ABS Capital II Inc.,
                                        as Depositor




                                   By: /s/James Fadel
                                       --------------------------
                                   Name: James Fadel
                                   Title: Authorized Signatory



Dated:  November 24, 1997






                                Exhibit Index
                                -------------



Exhibit                                                                Page
--------                                                               ----

Exhibit  1:  Monthly  Distribution   Statement  to  the   Noteholders  and
Certificateholders for November 17, 1997 Payment Date.





    BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED SERIES 1997-1

Accounting Date:			11/10/97
Determination Date:			11/14/97
Monthly Payment Date:			11/17/97
Collection Period Ending:		10/31/97





I.	COLLECTION ACCOUNT SUMMARY

Total Available Funds
	Principal and Interest Payments Received (including Prepayments)			26,732,434.32
	Net Liquidation Proceeds (including Rebates/Insurance Amounts)					 0.00
	Current Monthly Interest Shortfall/Excess						 2,730,320.01
	Amount of Withdrawal, if any, from Reserve Account						 0.00
	Purchase Amounts for Repurchased Receivables							 0.00

TOTAL AVAILABLE FUNDS										29,462,754.33

II.	SIMPLE INTEREST EXCESS OR SHORTFALLS

	Amount of Interest Payments Due During the Collection Period for Receivables		 7,655,470.11
	Amount of Interest Payments Received During the Collection Period 			 4,925,150.10
		for Receivables
	Amount of Current Month Simple Interest Excess/Shortfall				 2,730,320.01

III.	CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

	Specified Reserve Account Balance (lesser of 1% of the Initial
		Pool Balance and the Outstanding						 8,523,274.21
	Principal Balance of the Notes and Certificates)
		Deposits to Reserve Account (only if Reserve Account is less than the
		Specified Reserve Account Balance)						 2,864,310.71
	Withdrawals from Reserve Account (to the extent that there
		are shortfalls on payments of Interest or Principal)					 0.00
	Amount in Reserve Account as of Determination Date (excluding amount to be
		paid on next Payment Date)						 	 5,187,344.18

IV.	COLLECTIONS ON RECEIVABLES

a)	Interest and Principal Payments Received
		Interest Payments Received							 4,925,150.10
		Scheduled Principal Payments Received						 6,708,461.07
		Principal Prepayments Received							15,098,823.15
		Total Interest and Principal Payments Received					26,732,434.32

b)	Liquidation Proceeds
		Gross Recovery Proceeds of Liquidated Receivables (including
			Rebates/Insurance)								 0.00
			minus  Reasonable Expenses							 0.00
			Net Liquidation Proceeds							 0.00

c)	Purchase Amount - Loans Repurchased from Trust
		Amount Allocable to Interest								 0.00
		Amount Allocable to Principal								 0.00

	TOTAL COLLECTED FUNDS									26,732,434.32


V.	CALCULATION OF SERVICING AND TRUSTEE FEES

	Pool Balance of Receivables as of the First Day of Collection Period			825,685,073.75
		multiplied by Servicer Fee Rate								  0.50%
		divided by Months per Year								    12
	SERVICING FEE AMOUNT									    344,035.45

	TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)							208.33


VI.	POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	Pool Balance
		Initial Pool Balance								852,327,421.00
		Pool Balance as of Preceding Accounting Date					825,685,073.75
		Pool Balance as of the Current Accounting Date					803,877,789.53
		Age of Pool in Months									     3


b)	Default and Delinquency Performance (includes Repossessions and
        Bankruptcies)

		Current Month	Number of Loans	Principal Balance    Percentage
		30-59 Days Delinquent	158	4,499,644.66		0.560%
		60-89 Days Delinquent	42	1,124,762.99		0.140%
		90-119 Days Delinquent	26	761,182.66		0.095%
		120+ Days Delinquent	5	102,091.37		0.013%
		Defaults for Current Period	0	0.00		0.000%


	Schedule of Liquidated Loans   **SEE ATTACHMENT -  N/A THIS MONTH
		Description of Vehicle
		Account Number
		Original Principal Balance of Liquidated Loans
		Outstanding Principal Balance of the Liquidated Loan
		Gross Recovery
		Recovery Net of Expenses
		Realized Loss
		Chargeoff Date
		Repossession Date
		Liquidation Date

	Current Period Defaulted Receivables **SEE ATTACHMENT - N/A THIS MONTH
		Description of Vehicle
		Account Number
		Original Principal Balance of the Defaulted Loan
		Outstanding Principal Balance of the Defaulted Loan
		Recovery Net of Expenses
		Realized Los
		Chargeoff Date

	Schedule of Repossession Inventory  **SEE ATTACHMENT
		Description of Vehicle
		Account Number
		Original Principal Balance of the Defaulted Loan
		Outstanding Principal Balance of the Defaulted Loan
		Recovery Net of Expenses
		Realized Loss
		Chargeoff Date
		Repossession Date


	Current Period Realized Losses
		Current Month Realized Losses							 0.00
		Preceding Realized Losses 							 0.00
		Second Preceding Realized Losses						 0.00





VII.	DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

	Total Pool Factor								 943.15608030
	Note Pool Factor								 939.52771820
	Certificate Pool Factor								1000.00000000
	Class A-9 Interest and Principal Account					   469,625.00

a)	Noteholders Monthly Interest Distributable Amount
		Class A-1								   180,910.65
		Class A-2								   548,616.46
		Class A-3								   696,854.17
		Class A-4								   474,750.00
		Class A-5								   608,541.67
		Class A-6								   375,666.67
		Class A-7								   486,000.00
		Class A-8								   202,195.00
		Class A-9								 1,142,754.17
		Class A-10								   106,500.00

	Noteholders Monthly Principal Distributable Amount
		Class A-1
		Class A-2								21,807,284.22
		Class A-3									 0.00
		Class A-4									 0.00
		Class A-5									 0.00
		Class A-6									 0.00
		Class A-7									 0.00
		Class A-8									 0.00
		Class A-9									 0.00
		Class A-10									 0.00


b)	Certificateholders' Monthly Interest Distributable Amount			   297,464.33
	Certificateholders' Monthly Principal Distributable Amount				 0.00

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Cert Int+Cert Prin)		26,598,443.62
minus:   BKB Servicing Fee								   344,035.45
Plus:     Trustee Fee								 	       208.33


TOTAL WIRE TO CHASE								 	26,254,616.50
